UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                         ------------------------------

         DATE OF REPORT (Date of earliest event reported): April 28, 2006

                         ------------------------------

                           FIRST MERCHANTS CORPORATION
             (Exact name of registrant as specified in its charter)

                         -------------------------------

         INDIANA                     0-17071                     35-1544218
(State or other jurisdiction   (Commission file number)        (IRS Employer
     of incorporation)                                       Identification No.)

                             200 East Jackson Street
                                  P.O. Box 792
                              Muncie, IN 47305-2814
          (Address of principal executive offices, including zip code)

                                 (765) 747-1500
              (Registrant's telephone number, including area code)

                                  Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to  Rule 14a-12 under  the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 5.02  DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF PRINCIPAL OFFICERS.

           By press release dated April 28, 2006, First Merchants Corporation ("Corporation") announced that Michael L. Cox, President and Chief Executive Officer, is taking a temporary medical leave of absence. The Corporation's Board of Directors has appointed Michael C. Rechin, Executive Vice President and Chief Operating Officer, to perform the duties of the Corporation's President and Chief Executive Officer until such time as Mr. Cox returns to work.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(a)        Not applicable.

(b)        Not applicable.

(c)        Exhibits.

           Exhibit 99.1 Press Release, dated April 28, 2006, regarding the matter referenced in Item 5.02.

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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 First Merchants Corporation
                                        (Registrant)

                                 By:  /s/  Mark K. Hardwick
                                    --------------------------------------------
                                           Mark K. Hardwick
                                           Executive Vice President and
                                           Chief Financial Officer
                                           (Principal Financial and
                                           Principal Accounting Officer)


Dated:  April 28, 2006


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
                                 EXHIBIT INDEX
                                 -------------

Exhibit No.
-----------
    99.1                Description
                        -----------
                        Press Release, dated April 28, 2006, regarding the matter referenced in Item 5.02.


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                          First Merchants Corporation

                                 Exhibit No. 99.1

                       Press Release, dated April 28, 2006

N / E / W / S     R / E / L / E / A / S / E

April 28,2006

FOR IMMEDIATE RELEASE
For more information, contact:
Mark K. Hardwick, Executive Vice President/Chief Financial Officer, 765-751-1857 http://firstmerchants.com

SOURCE: First Merchants Corporation, Muncie, Indiana

FIRST MERCHANTS CORPORATION ANNOUNCES TEMPORARY MEDICAL LEAVE OF ABSENCE

First Merchants Corporation announced today that Michael L. Cox, President and Chief Executive Officer, will be taking a temporary medical leave of absence. It is expected that Mr. Cox will be on leave for approximately 4 to 6 weeks and will resume his normal duties upon his return. In his absence, the Board of Directors has appointed Michael C. Rechin, Executive Vice President and Chief Operating Officer, to perform the duties of President and Chief Executive Officer.

Mr. Rechin joined the Corporation as Executive Vice President and Chief Operating Officer in November 2005. He most recently served as Executive Vice President of Corporate Banking for National City Bank, managing its Indiana operations. During his tenure with National City, Rechin had responsibility for all commercial banking activities involving commercial lending, treasury management, investment real estate, and international divisions.

Mr. Cox stated, "I am pleased that we have someone with Mike Rechin's competence and experience to fulfill my responsibilities during my absence. I look forward to returning to work as soon as possible." The Corporation's Chairman, Robert M. Smitson stated, "The Board of Directors express their full confidence that the Corporation will continue its progress towards meeting its 2006 goals under Mr. Rechin's direction while Mr. Cox is absent."

Forward Looking Statement

In our press releases, we may make Forward Looking Statements about our relative business outlook. These Forward Looking Statements and all other statements, made in our communications that do not concern historical facts, are subject to risks and uncertainties that may materially affect actual results.

Specific Forward Looking Statements include but are not limited to any indications regarding the financial services industry, the economy and future growth of the Corporation's balance sheet or income statement.

About First Merchants Corporation

First Merchants Corporation is a financial holding company headquartered in Muncie, Indiana. Subsidiaries of the Corporation include First Merchants Bank, NA, Madison Community Bank, United Communities National Bank, First National Bank, Decatur Bank & Trust Company, Frances Slocum Bank, Lafayette Bank & Trust Company, Commerce National Bank and First Merchants Trust Company. The Corporation also operates First Merchants Insurance Services, a full-service property casualty, personal lines, and healthcare insurance agency and is a majority member of Indiana Title Insurance Company, LLC, a title insurance agency.

First Merchants Corporation's common stock is traded over-the-counter on the NASDAQ National Market System under the symbol FRME. Quotations are carried in daily newspapers and can be found on the company's Internet web page (http:/www.firstmerchants.com).

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